Exhibit 10.16

EXECUTION VERSION

FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS

THIS FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Agreement”), dated as of April 12, 2012, is made by each of the signatories hereto (each, a “Grantor”) in favor of WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as note collateral agent (in such capacity, the “First Priority Note Collateral Agent”) with respect to the 8 1/8% Senior Secured First Priority Notes due 2019 (the “First Priority Notes”) issued by HD SUPPLY, Inc., a Delaware corporation (the “Issuer”) pursuant to the Indenture, dated as of the date hereof (as amended pursuant to the First Supplemental Indenture, dated as of the date hereof, and as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “First Priority Notes Indenture”), among the Issuer, the Subsidiary Guarantors from time to time parties thereto, and Wilmington Trust.

WHEREAS, pursuant to the Collateral Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “First Priority Note Collateral Agreement”), among the Issuer, certain Subsidiaries of the Issuer and the First Priority Note Collateral Agent, each Grantor granted to the First Priority Note Collateral Agent a security interest in its Intellectual Property, including Copyrights; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, subject to the conditions of the First Priority Notes Indenture, each Grantor agrees, for the benefit of the First Priority Note Collateral Agent, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the First Priority Notes Indenture and the First Priority Note Collateral Agreement.

SECTION 2. Grant of Security Interest. Each Grantor hereby grants, subject to existing licenses to use the Copyrights granted by such Grantor in the ordinary course of its business, to the First Priority Note Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Copyrights of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Copyrights, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto or any other

Note Security Document in any right, title or interest of such Grantor under or in any Copyright Licenses with Persons other than the Issuer, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Copyright Licenses.

SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the First Priority Note Collateral Agreement with the United States Copyright Office. This Agreement is expressly subject to the terms and conditions of the First Priority Note Collateral Agreement. The First Priority Note Collateral Agreement (and all rights and remedies of the First Priority Note Collateral Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Acknowledgment. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the First Priority Note Collateral Agent with respect to the security interest in the Copyrights are fully set forth in the First Priority Notes Indenture and the First Priority Note Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

CREATIVE TOUCH INTERIORS, INC.

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	/s/ Vidya Chauhan
	Name:	Vidya Chauhan
	Title:	Vice President

FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

FIRST LIEN SECURED NOTE GRANT OF SECURITY INTEREST IN COPYRIGHTS

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Priority Note Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

FIRST LIEN SECURED NOTE NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

Schedule A

Copyrights

Creative Touch Interiors, Inc.

Title	Registration No.	Registration Date
NL-16	VA 1-048-833	3/27/2000

HDS IP Holding, LLC

Title	Registration No.	Registration Date
Powerscope	TX 7-364-190	3/5/2009
WaterCity	VA 1-708-882	8/5/2008

Williams Bros. Lumber Company, LLC

Title	Registration No.	Registration Date
Architectural millwork sales catalog	TX 3-036-953	3/5/1991

A-1